Exhibit 10.68

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of June 30, 2003, and is by and between Polar Molecular Holding Corporation, a Delaware corporation (the “Company”), Murdock Communications Corporation, an Iowa Corporation (“MCC”), Daniel C. Cadle (“Cadle”), and Republic Credit Corporation I(“Republic”), John S. Rance, Steven E. Rance, Robert M. Upshaw, Fernando Ficachi, and Buckeye Retirement Co., L.L.C. (“Buckeye”) (each, a “Stockholder,” and collectively, the “Stockholders”).

Recitals

A.    The Stockholders will acquire or have acquired from the Company an aggregate of 1,342,000 shares of Common Stock (as defined below) upon the settlement of their respective claims against MCC (the “Settlement”), which settlement is effective following the merger of MCC into the Company.

B.    Subject to the terms of this Agreement, the Company has agreed to register with the Commission (as defined below) the resale of shares of Common Stock held by Stockholders. The number of registrable shares of Common Stock held by each individual Stockholder is:

Republic	350,000
John S. Rance	145,011
Steven E. Rance	145,011
Robert M. Upshaw	145,011
Fernando Ficachi	81,967
Buckeye	475,000

Total	1,342,000

Agreement

1.    Definitions.    As used in this Agreement, the following capitalized terms shall have the following respective meanings:

(a)     Affiliate.    Any Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, a Stockholder.

(b)     Cadle Shares.    The (i) shares of Common Stock acquired by Cadle or Buckeye upon the merger of Polar Molecular Corporation (“PMC”) into a subsidiary of the Company with respect to Cadle’s or Buckeye’s shares of common stock of PMC received upon exercise of PMC warrants and conversion of debt of PMC by Cadle or Buckeye; (ii) any shares of Common Stock which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization, merger, consolidation or reclassification or other reorganization or otherwise with respect to the shares of Common Stock identified in clause (i).

(c)    Commission.    The United States Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

(d)    Common Stock.    The Common Stock, $.01 par value per share, of the Company.

(e)    Exchange Act.    The Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder.

(f)    Initial Registration Statement.    The Registration Statement on Form S-1 filed by MCC prior to the Merger with respect to the resale of MCC securities.

(g)    Person.    Any individual, corporation, partnership, trust, organization, association, governmental body or agency.

(h)    Registrable Securities.    The (i) 1,342,000 shares of Common Stock received by the Stockholders in the Settlement; (ii) any shares of Common Stock which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization, merger, consolidation or reclassification or other reorganization or otherwise with respect to the shares of Common Stock identified in clause (i); and (iii) the Cadle Shares. A Registrable Security shall cease to be a Registrable Security when: (A) a registration statement with respect to the sale of such security shall have become effective under the Securities Act and such security shall have been disposed of in accordance with such registration statement; (B) such security shall have been otherwise transferred and new certificates for such security not bearing a legend restricting further transfer shall have been delivered by the Company; or (C) such security shall have ceased to be outstanding.

(i)    Registration Expenses.    As set forth in Section 6 hereof.

(j)    Securities Act.    The Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder.

2.    Demand Registration.

(a)    Upon the written request of one or more Stockholders that the Company effect the registration under the Securities Act of all but not less than all of the Registrable Securities owned by such Stockholder(s) in an underwritten offering pursuant to the terms of Section 4 hereof, but subject to the limitations set forth herein, the Company will promptly (but in no event more than five business days after the receipt of such request) give written notice of such requested registration to all other Stockholders and Cadle, and the Company shall file with the Commission as promptly as practicable after sending such notice, and use its best efforts to cause to become effective, a registration statement under the Securities Act, or a prospectus supplement under or post-effective amendment to the Initial Registration Statement, registering the underwritten offering and sale of:

(i)    the Registrable Securities which the Company has been so requested to register by the Stockholders, and

(ii)    all but not less than all of the Registrable Securities held by any other Stockholder or Cadle that has requested the Company to register by written request given to the Company within 30 days after the giving of such written notice by the Company, all to the extent necessary to permit the disposition of the Registrable Securities so to be registered (a “Demand Registration”); provided, that the Company shall not be obligated to file a registration statement pursuant to this Section 2(a) with respect to more than one registration in which all Registrable Securities requested to be included in such registration are actually included without reduction as provided by Section 2(b).

(b)    If the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering without a significant adverse effect on the price, timing or distribution of the Registrable Securities offered, the Company will (subject to the last sentence of this paragraph) include in such registration only the Registrable Securities held by the Stockholders and Cadle which has been requested to be included in such registration (the “Stockholder/Cadle Registrable Securities”). In the event that the number of Stockholder/Cadle Registrable Securities exceeds the number which, in the opinion of such managing underwriter, can be sold, then the Company will include in such registration only the Registrable Securities held by the Stockholders which has been requested to be included in such registration (the “Stockholder Registrable Securities”). In the event the number of Stockholder Registrable Securities exceeds the number which, in the opinion of such managing underwriter, can be sold, then the Company will include in such registration only the number of Stockholder Registrable Securities which, in the opinion of the managing underwriter, can be sold, such number to be allocated pro rata among all requesting Stockholders on the basis of the relative number of shares of Registrable Securities then held by each such holder (provided that any shares thereby allocated to any such holder that exceed such holder’s request shall be reallocated among the remaining requesting holders of Registrable Securities in like manner). Notwithstanding anything set forth above, in the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities of the Company or any other holder of the Company’s securities proposes to sell up to the number of securities that, in the opinion of the managing underwriter, can be sold without an adverse effect on the price, timing or distribution of the Registrable Securities offered.

(c)    The Company shall be entitled to postpone for a reasonable period of time (not to exceed 120 days, which may not thereafter be extended) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 2(a) hereof if, at the time it receives a request for such registration, the Board of Directors of the Company determines in good faith that such offering will materially interfere with a pending or contemplated financing, merger, sale of assets, recapitalization or other similar corporate action of the Company, in which case the Company shall have furnished to holders of Registrable Securities requesting such registration an officers’ certificate to that effect; provided that the Company shall not exercise the right to postpone registration pursuant to this Section 2(c) more than once in any 12 month period. After such period of postponement the Company shall effect such registration as promptly as practicable without further request from the holders of Registrable Securities, unless such request has been withdrawn by all participating Stockholders.

3.    Piggy-back Registration.

(a)    If the Company shall at any time (i) propose to file a registration statement under the Securities Act for an underwritten offering of securities of the Company for the Company or for resale by holders of the Company’s securities other than Registrable Securities (the “Requesting Holders”) or (ii) proposes an underwritten offering pursuant to the Initial Registration Statement, the Company shall provide prompt written notice of such proposal, in any event, not less than 15 days before the anticipated filing date, to all Stockholders and Cadle of its intention to do so, of the underwriters selected for such offering and of such Stockholders’ rights under this Section 3. The Company shall use its best efforts to include such number of Registrable Securities in such registration statement (a “Piggy-back Registration”), which request shall be made to the Company within 15 days after such Stockholders and Cadle receive notice from the Company of such proposed registration; provided, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Stockholder and Cadle and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (ii) all holders of Registrable Securities requesting to be included in the registration must sell their Registrable Securities to the underwriters on the same terms and conditions as apply to the Company and/or the Requesting Holders, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in secondary offerings. Any Stockholder or Cadle requesting pursuant to this Section 3 to be included in a registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. If a Stockholder does not participate either voluntarily or involuntarily in the offering described in this section 3(a), Stockholder shall retain all of its rights under this Section 3(a), and those set forth under Section 2(a) above, relating to any remaining Common Stock held by such Stockholders.

(b)    If the managing underwriter reasonably and in good faith advises the Company in writing that, in its opinion, the number of securities to be included in such registration pursuant to Section 3(a) exceeds the number which can be sold in such offering without an adverse effect on the price, timing or distribution of such offering, then (i) first, the number of securities the Company is registering and, if applicable, the number of securities which Company’s security holders other than the Requesting Holders requested to be included in such registration shall be reduced as necessary pro rata in proportion to the relative number of securities requested by the Company and each such holder to be included until the number of securities to be included in such registration no longer exceeds the number which can be sold in such offering, and (ii) second, the number of securities which the Requesting Holders requested to be included in such registration shall be reduced as applicable until the number of securities to be included in such registration no longer exceeds the number which can be sold in such offering.

4.    Underwritten Offering Provisions.

(a)    Upon a Demand Registration pursuant to Section 2(a), the Company shall designate as underwriters investment banking firms that are reasonably satisfactory to the Stockholders holding a majority of the Registrable Securities to be included in such registration. The Stockholders shall have no right to approve the underwriters participating in a Piggy-back Registration. The Company will enter into an underwriting agreement with the managing underwriter or underwriters for such offering, such agreement to contain such terms as are customarily contained in agreements of such type. Stockholders selling Registrable Securities in such offering shall be party to such underwriting agreement.

(b)    No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

5.    Registration.

(a)    Whenever any Registrable Securities are to be registered pursuant to Section 2 or 3 of this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities under the Securities Act in accordance with the intended method of disposition thereof.

(b)    The Company may require each Stockholder requesting a registration pursuant to Section 2 or 3 to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Stockholder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing. Each such Stockholder agrees to furnish such information to the Company and to cooperate with the Company as necessary to enable the Company to comply with the provisions of this Agreement.

(c)    Upon receipt of any notice from the Company at any time when a prospectus relating to the registration is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the prospectus included in such registration statement (as then in effect) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Stockholders selling Registrable Securities will forthwith discontinue disposition of the Registrable Securities until receipt of copies of a supplemented or amended prospectus or until such Stockholders are advised in writing (the “Advice”) by the Company that the use of the prospectus may be resumed, and have received copies of any additional or supplemental filings which are incorporated by reference in the prospectus and, if so directed by the Company, such Stockholders will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such holder’s possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

6.    Registration Expenses.    All expenses incident to the Company’s performance of or compliance with this Agreement including, without limitation, all Commission and securities exchange or National Association of Securities Dealers registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including without limitation, all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered, if any, on each securities exchange on which similar securities issued by the Company are then listed and reasonable fees and disbursement of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or “cold comfort” letters required by or incident to such performance), Securities Act liability insurance (if the Company elects to obtain such insurance) and the reasonable fees and expenses of any special experts retained by the Company in connection with such registration (all such expenses being herein called “Registration Expenses”) will be borne by the Company; provided, that Registration Expenses shall not include, and the Company shall not be responsible for any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities or any other expenses incurred by the Stockholders in connection with such registration, which shall be paid by the Stockholders requesting such registration.

7.    Term.    This Agreement shall terminate on the earlier of (i) the date on which the holding period specified in Rule 144(k) (or any successor rule) under the Securities Act with respect to a Person that is not an “affiliate” (as defined in Rule 144) of the Company has been satisfied or (ii) such time as all Registrable Securities have been sold pursuant to an effective registration statement under the Securities Act or may be publicly sold without registration.

8.    Indemnification.

(a)    In connection with any offering of Registrable Securities pursuant to Section 2 or 3 hereof, the Company agrees to indemnify, to the fullest extent permitted by law, each Stockholder whose Registrable Securities are sold in such offering, each of their officers and directors and each Person who controls such Stockholder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorney’s fees) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto under which such Registrable Securities were registered under the Securities Act (the “Registration Materials”) or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Materials upon any written information furnished in writing to the Company by such Stockholder.

(b)    Each Stockholder whose Registrable Securities are sold in any offering pursuant to Section 2 or 3 hereof, severally but not jointly agrees to indemnify, to the fullest extent permitted by law, the Company, the other Stockholders whose Registrable Securities are sold in such offering, their respective officers and directors and each other Person, if any, who controls the Company or such other Stockholders (within the meaning of the Securities Act)

against all losses, claims, damages, liabilities and expenses (including attorney’s fees) caused by any untrue or alleged untrue statement of a material fact contained in any Registration Materials or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Materials in reliance upon any written information furnished in writing to the Company by the Stockholder. In no event shall the liability of any Stockholder hereunder be an amount greater than the dollar amount of the proceeds received by such Stockholder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)    Each indemnified party shall give prompt notice to each indemnifying party of any action threatened or commenced against it in respect of which indemnity may be sought hereunder. In case of any notice under this indemnity agreement with respect to any loss, liability, claim, damage or expense with respect to any claim made against an indemnified Person, the indemnifying party shall be entitled to participate at its own expense in the defense and such defense shall be conducted by counsel chosen by the indemnifying party. In no event shall an indemnifying party be liable for the fees and expenses of more than one counsel for an indemnified party (in addition to local counsel) in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

10.    Miscellaneous.

(a)    This Agreement contains the entire understanding of the parties hereto with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the original Stockholders set forth on the signature page below; provided, that, in the case of any waiver, such waiver need only be executed by any Stockholders affected by such waiver. Each Stockholder shall be bound by an amendment or waiver authorized by this Section 10(a), whether or not any Registrable Securities shall have been marked to indicate such consent.

(b)    Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(c)    This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

(d)    The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(e)    The interpretation and construction of this Agreement and all matters relating hereto, shall be governed by the law of the State of Colorado without regard to the conflicts of laws provisions of such state.

(g)    All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, by facsimile or mailed by certified or registered mail, return receipt requested and postage prepaid, or by courier guaranteeing overnight delivery as follows:

(i)    If to Cadle or to any Stockholder, at the most current address given by Cadle or such Stockholder to the Company; and

(ii)    If to the Company, at:

Polar Molecular Holding Corporation

4600 S. Ulster Street, Suite 940

Denver, CO 80237

Attention: Chief Executive Officer

Telephone No.: (303) 221-1908

Facsimile No.: (303) 221-4137

with a copy to:

Holme Roberts & Owen LLP

90 S. Cascade Avenue, Suite 1300

Colorado Springs, Colorado 80903-1605

Attention: Gregory J. Holloway

Telephone No.: (719) 473-3800

Facsimile No.: (719) 633-1518

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; four business days after being deposited in the mail, postage prepaid, if mailed; upon confirmation of transmission, if by facsimile transmission; and on the next business day if timely delivered to a courier guaranteeing overnight delivery.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly signed this Agreement as of the day and year first above written.

The Company:

POLAR MOLECULAR HOLDING CORPORATION

By:	/s/ Eugene I. Davis

MCC:

MURDOCK COMMUNICATIONS CORPORATION

By:	/s/ Wayne Wright

CADLE:

/s/ Daniel C. Cadle

DANIEL C. CADLE
Stockholders:

REPUBLIC CREDIT CORPORATION I

By:	/s/ Robert S. Possehl

/s/ Steven E. Rance

STEVEN E. RANCE

/s/ John S. Rance

JOHN S. RANCE

/s/ Robert M. Upshaw

ROBERT M. UPSHAW

/S/ FERNANDO FICACHI
FERNANDO FICACHI

BUCKEYE RETIREMENT CO., L.L.C. /S/ WILLIAM E. SHAULIS
By:
WILLIAM E. SHAULIS, MANAGER